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                                                                    Exhibit 3.19

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
FORM BCA 2.10 (rev. Dec. 2003)                                                            Instrument        Book Page
ARTICLES OF INCORPORATION                                                                200500065312  OR    102 1664
Business Corporation Act

Jesse White, Secretary of State                                                          200500065312
Department of Business Services                                                          Filed for Record in
Springfield, IL 62756                                                                    STEPHENSON COUNTY, IL
Telephone (217) 782-9522                                                                 VICI DTTE
          (217) 782-6961                                                                 04-08-2005 At 02:17 pm.
http://www.cyberdriveillinois.com                                                        CERTIFICATE     25.00
                                                                                         STATE TAX         .00
                                                                                         LOCAL TAX         .00
Remit payment in the form of a cashier's                                                 OR Book 102 Page 1664 - 1665
check, certified check, money order        FILED: 4/1/2005
or an Illinois attorney's or CPA's check   JESSE WHITE
payable to the Secretary of State.
SEE NOTE 1 TO DETERMINE FEES!              SECRETARY OF STATE

Filing Fee: $150.00   Franchise Tax   $25.00           175.00           64093045                _____________________

________ Submit in duplicate ________ Type or Print clearly in black ink _______ Do not write above this line _______

1.   CORPORATE NAME: Titan Tire Corporation of Freeport KAK

     ________________________________________________________________________________________________________________
     (The corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbriviation thereof.)

2.   Initial Registered Agent:        Cheri                     T.                       Holley
                                   First Name             Middle Initial               Last name

     Initial Registered Office:     3769                  Route 20 East
                                   Number                   Street         Suite # (A P O BOX ALONE IS NOT ACCEPTABLE)

                                   Freeport         IL      61032                             Stephenson
                                     City                   Zip Code                            County

3.   Purpose or purposes for which the corporation is organized:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

     The transaction of any or all lawful businesses for which corporations may be incorporated under the
      Illinois ___________ Corporation Act.

     To engage in the business of manufacturing, producing, selling and distributing agricultural tires and other off highway tires.

4.   Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:
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                               Number of Shares                    Number of Shares           Consideration to be
     Class                        Authorized                     Proposed to be issued           Received thereof
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     Common                        10,000                               1,000                           $1,000
                                                                                                        ------
                                                                                                  TOTAL=$1,000
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     Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:

     (If not sufficient space to cover this point, add one or more sheets of this size.)

                                     (Over)

C-162 24

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5.   OPTIONAL: (a) Number of directors constituting the initial board of directors of the corporation: ______________

               (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                   Name                                         Address                         City, State.
                   ----                                         -------                         ------------
                   _________________________________________________________________________________________
                   _________________________________________________________________________________________
                   _________________________________________________________________________________________

6    OPTIONAL: (a) It is estimated that the value of all property to be owned by the
                   corporation for the following year wherever located will be:         $____________________________

               (b) It is estimated that the value of the property to be located within
                   the State of Illinois during the following year will be:             $____________________________

               (c) It is estimated that the gross amount of business that will be
                   transacted by the corporation during the following year will be:     $____________________________

               (d) It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois
                   during the following year will be:                                   $____________________________

7.   OPTIONAL: OTHER PROVISIONS

               Attach a separate sheet of this size for any other provision to be included in the Articles of
               Incorporation, eg., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

8.                                        NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated March 16, 2005
      (Month & Day) Year

                     SIGNATURE AND NAME                                                ADDRESS
                     ------------------                                                -------


1.   /s/ Cheri T. Holley
     -------------------------------------------------------   1.   2701, Spruce Street
     Signature                                                      Street

     Cheri T. Holley                                                Quincy               IL                  62301
     (Type or print Name)                                           City/Town           State                ________

2.                                                             2
     -------------------------------------------------------        -------------------------------------------------
     Signature                                                      Street

     -------------------------------------------------------        -------------------------------------------------
     (Type or Print Name)                                           City/Town           State                ________

3.                                                             3
     -------------------------------------------------------        -------------------------------------------------
     Signature                                                      Street

     -------------------------------------------------------        -------------------------------------------------
     (Type or Print Name)                                           City/Town           State                ________

(Signatures must be in BLACK INK on original document, Carbon copy, photocopy or rubber stamp signatures may ________
used on conformed copies.}

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by a duly authorized corporate officer. Type or print officer's name and title beneath signature

Note 1: Fee Schedule                                                                    Note 2: Return to:
The initial franchise tax is assessed at the rate of 15/100 of 1 percent
($1.50 per $1,000) on the paid-in capital represented in this                           -----------------------------
State. (Minimum initial franchise tax is $25)                                                   (Firm Name)

                                                                                        -----------------------------
                                                                                                (Attention)
The filing fee is $150
                                                                                        -----------------------------
                                                                                              (Mailing Address)

The minimum total due (franchise tax + filing fee) is $175                              -----------------------------
                                                                                            (City State Zip Code)
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